SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT




            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


             Date of Report  - October 27, 2003
             ------------------------------------
               (Date of Earliest Event Reported)



               Carpenter Technology Corporation
               --------------------------------
     (Exact Name of Registrant as specified in its charter)



       Delaware                 1-5828             23-0458500
     -------------            ----------           ----------
(State of Incorporation) (Commission File No.)   (IRS Employer
                                                    I.D. No.)


      2 Meridian Blvd., Wyomissing, Pennsylvania, 19610
   ----------------------------------------------------------
           (Address of principal executive offices)


Registrant's telephone number, including area code:  (610) 208-2000




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Item 7.  Financial Statements and Exhibits.


     (a) and (b) None.

     (c) Exhibit:

     Exhibit 99. Press Release dated October 27, 2003

Item 9. Regulation FD Disclosure

On October 27, 2003, Carpenter Technology Corporation issued a press release discussing first quarter fiscal 2004 results for the quarter ended September 30, 2003. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished pursuant to Item 12.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  October 27, 2003         CARPENTER TECHNOLOGY CORPORATION
                                (Registrant)




                                By:/s/ David A. Christiansen
                                   -------------------------
                                   David A. Christiansen
                                   Vice President, General
                                   Counsel and Secretary



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                       EXHIBIT INDEX

Exhibit               Description

99.              Press release dated October 27, 2003